UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)


                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[ X]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-12

                               GASCO ENERGY, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X] No fee required.

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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


     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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   [ ] Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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


                               GASCO ENERGY, INC.
                        14 INVERNESS DRIVE E. SUITE H-236
                               ENGLEWOOD, CO 80112

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 18, 2004

Notice is hereby given that the Annual Meeting of the Stockholders of Gasco Energy, Inc., a Nevada corporation, will be held on Tuesday, May 18, 2004 at 1:30 p.m., Mountain Daylight Time, at Pikes Peak Room, Courtyard by Marriott, 8320 South Valley Highway Road, Englewood, Colorado. The Annual Meeting will be held for the following purposes:

     1. To elect eight directors to serve until the 2005 Annual Meeting of Stockholders.

     2. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.

     3. To approve the Gasco Energy, Inc. Amended and Restated 2003 Restricted Stock Plan.

     4. To transact such other business as may properly come before such meeting or any adjournment(s) thereof.

The close of business on April 15, 2004 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

Stockholders are cordially invited to attend the meeting in person. Whether or not you plan to be present at the meeting, you are requested to sign and return the enclosed proxy in the enclosed envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The giving of such proxy will not affect your right to vote in person, should you later decide to attend the meeting. Please date and sign the enclosed proxy and return it promptly in the enclosed envelope. Your vote is important.



                                             By Order of the Board of Directors,


                                             /s/ W. King Grant
                                             W. King Grant
                                             Secretary








April 19, 2004

1

                               GASCO ENERGY, INC.
                      14 Inverness Drive East, Suite H-236
                            Englewood, Colorado 80112
                                 (303) 483-0044

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 18, 2004

                               GENERAL INFORMATION

The enclosed proxy is solicited by and on behalf of the Board of Directors of Gasco Energy, Inc., a Nevada corporation (the "Company" or "Gasco"), for use at the 2004 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Pikes Peak Room, Courtyard by Marriott, 8320 South Valley Highway Road, Englewood, Colorado on Tuesday, May 18, 2004 at 1:30 p.m., Mountain Daylight Time, or at any adjournment(s) thereof. This Proxy Statement and the enclosed Proxy Card were sent to stockholders on or about April 19, 2004. The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy (a) by the execution and submission of a revised proxy,
(b) by written notice to the Secretary of the Company or (c) by voting in person at the Annual Meeting. In the absence of such revocation, shares represented by the proxies will be voted at the Annual Meeting.

All shares represented by valid proxies will be voted in accordance therewith at the Annual Meeting. If no direction is made, validly executed and returned proxies will be voted for the election of the nominees for director named below, for ratification of the appointment of independent auditors, for the approval of the Gasco Energy, Inc. Amended and Restated 2003 Restricted Stock Plan and in the discretion of the proxy holders with respect to any other matters properly brought before the Annual Meeting.

The cost of this solicitation of proxies is being borne by the Company. Solicitations will be made only by the use of mail, except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, email or facsimile, without being paid additional compensation for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Company's Common Stock and Preferred Stock and the Company will reimburse them for their reasonable expenses incurred in doing so.

The Company's Annual Report on Form 10-K for the year ended December 31, 2003 is being mailed with this proxy statement to all stockholders entitled to vote at the Annual Meeting. The Form 10-K does not constitute a part of this proxy soliciting material.

                      SHARES OUTSTANDING AND VOTING RIGHTS

At the close of business on April 15, 2004, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding 64,082,254 shares of Common Stock and 5,137 shares of the Company's Series B Convertible Preferred Stock ("Preferred Stock"). Each stockholder is entitled to one vote for each share of Common Stock held and 628.57 votes for each share of Preferred Stock held. The holders of the Preferred Stock are entitled to vote as a separate class to elect one director at the Annual Meeting. For the remaining matters to be voted on at the Annual Meeting, the holders of Common Stock and Preferred Stock will vote together as a single class.

A quorum of stockholders is necessary for a valid meeting. The required quorum for the transaction of business at the Annual Meeting is a majority of the total outstanding shares of Common Stock and Preferred Stock entitled to vote at the Annual Meeting, either present in person or represented by proxy. Abstentions and proxies returned by brokerage firms for which no voting instructions have been received from their principals will be counted for the purpose of determining the presence of a quorum.

If a quorum is present at the Annual Meeting, the seven director nominees who receive the greatest number of votes cast by shares of Common Stock and equivalent shares of Preferred Stock present in person or by proxy and entitled to vote shall be elected as directors. The Preferred Stock director nominee who receives the greatest number of votes cast by shares of Preferred Stock present in person or by proxy and entitled to vote shall also be elected as director. The affirmative vote by the holders of a majority of the shares of Common Stock and equivalent shares of Preferred Stock present and voting is required to ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for 2004 and to approve the Gasco Energy, Inc. Amended and Restated 2003 Restricted Stock Plan, provided such shares voting affirmatively also constitute a majority of the number of shares required for a quorum.

Abstentions and broker non-votes will have no effect on the outcome of the election of directors, assuming a quorum is present or represented by proxy at the Annual Meeting. With respect to all other matters, abstentions and broker non-votes are not considered to be votes cast and therefore will have no effect on such matters. A broker non-vote occurs if a broker or other nominee of shares does not have discretionary authority and has not received voting instructions with respect to a particular matter.

                              ELECTION OF DIRECTORS
                         (Items A 1. & 2. on Proxy Card)

Eight directors are to be elected at the Annual Meeting. If elected, each director will serve until the Company's 2005 Annual Meeting or until his successor has been elected and qualified. Each of the nominees serves as a director of the Company and all of the directors are required to stand for election at the Annual Meeting because the directors hold annual terms. The holders of the Company's Preferred Stock, voting as a separate class, are entitled to elect one director (the "Preferred Stock Nominee"). The remaining directors, which include John A. Schmit who has been nominated to the Board of Directors by the holders of the Company's Convertible Debentures, will be elected by the Common and Preferred Stockholders, voting as a single class, with each share of Common Stock afforded one vote and each share of Preferred Stock afforded 628.57 votes (the "Common Stock Nominees").

Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the nominees listed below. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

The following table sets forth information regarding the names, ages and positions with the Company and the length of continuous service as a director of the Company.

The Board of Directors Recommends Voting "For" the Election of Each of the Director Nominees

                  NOMINEES FOR ELECTION AT THE ANNUAL MEETING

                                                                                                Age as
                                                                                                  of
   Name                                      Positions with the Company                        3/31/04

 Common Stock Nominees
 Marc A. Bruner                  Director of Gasco since 2001; Chairman of the Board of            54
                                 Directors and Strategic Consultant for the Company
 Richard J. Burgess              Director of Gasco since 2003                                      72
 Charles B. Crowell              Director of Gasco since 2002                                      60
 Mark A. Erickson                Director of Gasco since 2001; Chief Executive Officer and         44
                                 President
 Carmen J. (Tony) Lotito         Director of Gasco since 2001                                      59
 Carl Stadelhofer                Director of Gasco since 2001                                      50
 John A. Schmit                  Director of Gasco since 2003                                      36
 Preferred Stock Nominee
 Richard S. Langdon              Director of Gasco since 2003                                      53

The following sets forth certain biographical information concerning each of the Company's directors.

At Large Directors

Marc A. Bruner. Mr. Bruner has served as the Chairman of the Board of Directors of Gasco and as a member of Gasco's Executive Committee since February 2001. From January 1996 to January 1999, Mr. Bruner was founding Chairman of the Board of Ultra Petroleum, an American Stock Exchange listed natural gas company. Ultra's business is focused on tight sand development in the Green River Basin of Wyoming. In late 1997, Mr. Bruner co-founded Pennaco Energy, Inc., a coal bed methane company. In 1996, Mr. Bruner co-founded RIS Resources International, a natural gas company, and served as a Director until late 1997.

Richard J. Burgess. Mr. Burgess has served as a director and a member of the compensation committee of the Company since May 2003. Mr. Burgess served as President and CEO of NOMECO before retiring in 1994. NOMECO later became CMS Oil and Gas Company, which is a wholly owned subsidiary of CMS Energy Corporation
(NYSE). Mr. Burgess received a B.S. degree (honors) in Geology from the University of Manitoba and has held various positions in the oil and gas industry since 1954. Mr. Burgess currently serves on the Board of Directors of Michigan Oil and Gas Association and ROC Oil Company and is a former director of Miller Exploration, Seagull Energy, Command Petroleum and Sydney Oil Company. Mr. Burgess has been involved, in various capacities, with the American Association of Petroleum Geologists, Independent Petroleum Association of America, Ontario Petroleum Institute and Potential Gas Committee.

Charles B. Crowell. Mr. Crowell has served as a director and a member of the audit, compensation and executive committees of Gasco since July 2002. Since 1993, Mr. Crowell has been a practicing attorney and a consultant to oil and gas companies, and was a senior member of Crowell & Bishop, PLLC, Attorneys from November 1995 through June 1998. From September 1996 until June 2000, Mr. Crowell held the position of Manager at Enigma Engineering Company, LLC. Mr. Crowell also worked at Triton Energy Corporation where he held the positions of Executive Vice President, Administration from November 1991 to May 1993, Senior Vice President and General Counsel from August 1989 to October 1991 and Vice President and General Counsel from November 1981 to July 1989. From June 1999 to

February 2001, Mr. Crowell served as a director of Comanche Energy, Inc. He has also held public directorships at Arakis Energy Corporation from June 1997 to October 1998, at Aero Services International, Inc. from December 1989 to May 1993 (where he was Chairman of the Board from August 1990 to December 1992) and at Triton Europe, plc. from October 1989 to May 1993. Mr. Crowell holds a BA degree from John Hopkins and a JD from University of Arkansas. He was admitted to the practice of law in Texas in 1974.

Mark A. Erickson. Mr. Erickson has served as a Director, Chief Executive Officer and President of Gasco since February 2001. Mr. Erickson served as President of Pannonian Energy Inc. from mid-1999 until the Company's merger with Pannonian Energy in February 2001. In late 1997, Mr. Erickson co-founded Pennaco Energy, Inc., an AMEX listed oil and gas company with properties in the Powder River basin of Wyoming. He served as an officer and Director of Pennaco from its inception until mid-1999. Mr. Erickson served as President of RIS Resources
(USA), a natural gas company from late 1997 to the end of 1998. Mr. Erickson is a Registered Petroleum Engineer with twenty years of experience in business development, finance, strategic planning, marketing, project management and petroleum engineering. He holds a MS in Mineral Economics from the Colorado School of Mines.

Carmen J. (Tony) Lotito. Mr. Lotito became the Chief Financial Officer, Treasurer and a director of Galaxy Investments, Inc., a publicly traded gas and coalbed methane exploration and development company upon its acquisition of Dolphin Energy Corporation in November 2002. Mr. Lotito has served as the Chief Financial Officer, Treasurer and a Director of Dolphin Energy Corporation since September 2002. Mr. Lotito has served as a Director of Gasco and as the Chairman of Gasco's Audit and Compensation Committee since April 2001. Mr. Lotito has served as Vice President, Chief Financial Officer and a Director of Coriko Corporation, a private business development company from November 2000 to May
2002. Mr. Lotito has been a member of Equistar Capital LLC, an investment-banking firm since December 1999. From March 2000 to September 2001, Mr. Lotito served as a Director for Impact Web Development. Prior to joining Coriko from Utah Clay Technology, Inc., Mr. Lotito was self-employed as a financial consultant. In 1988, Mr. Lotito joined ConAgra, Inc., in San Antonio, Texas as a brand manager. In 1966, Mr. Lotito joined the firm of Pannell, Kerr Forester & Co. as a senior accountant in management and audit services for the company's Los Angeles and San Diego, California offices. Mr. Lotito holds a BS degree in Accounting from the University of Southern California.

Carl Stadelhofer. Mr. Stadelhofer has served as a Director since February 2001 and a member of the Audit Committee and the Compensation Committee of Gasco since April 2001. Mr. Stadelhofer is a partner with the law firm of Rinderknecht Klein & Stadelhofer in Zurich, Switzerland, where he has practiced law for over twenty years. He was admitted to the practice of law in Switzerland in 1982. He took his law degree in 1979 in Switzerland and studied law in the United States at Harvard Law School and at Georgetown University Law School. His practice specializes in banking and financing, mergers and acquisitions, investment funds and international securities transactions.

John A. Schmit. Mr. Schmit became a Director of Gasco in October 2003. He has been Vice President of Investments for RENN Capital Group, Inc., a registered investment advisor, since May 1997, where he is a portfolio manager of closed-end funds. From September 1992 to September 1994, he practiced law with the law firm of Gibson, Ochsner & Adkins, in Amarillo, Texas. He holds a BBA in Finance from Texas Christian University, a JD from the University of Oklahoma College of Law and an LLM in International and Comparative Law from The Georgetown University Law Center. Mr. Schmit is also a Vice President of Renaissance Capital Growth & Income Fund III, Inc., a publicly traded closed-end fund, and a director of Obsidian Enterprises, Inc. Mr. Schmit was designated by the holders of Gasco's outstanding Convertible Debentures as their representative on the Board of Directors.

Preferred Stock Director

Richard S. Langdon. Mr. Langdon became a Director of Gasco and a member of the audit committee in March 2003. Mr. Langdon is currently the President and Chief Executive Officer of Matris Exploration Company, a privately held exploration and production company active in California. From 1997 until December 2002, Mr. Langdon served as Executive Vice President and Chief Financial Officer of EEX Corporation, a NYSE-listed exploration and production company that was acquired by Newfield Exploration in late 2002. Before joining EEX Corporation, Mr. Langdon was an oil and gas consultant from August 1996 to March 1997. Prior to that, he held various positions with the Pennzoil Companies since 1991, including Executive Vice President--International Marketing--Pennzoil Products Company, from June 1996 to August 1996; Senior Vice President--Business Development & Shared Services--Pennzoil Company from January 1996 to June 1996; and Senior Vice President--Commercial & Control--Pennzoil Exploration & Production Company from December 1991 to December 1995. Mr. Langdon holds a B.S. in Mechanical Engineering and a Masters of Business Administration, both from the University of Texas at Austin.

Executive Officers

The following sets forth certain biographical information concerning each of the Company's executive officers, other than executive officers who also serve as directors:

                                                                          Age as
                                                                            of
   Name                         Position with the Company                3/31/04

 Michael K. Decker   Executive vice president and chief operating officer     49
 W. King Grant       Executive vice president and chief financial officer     40


Michael K. Decker. Mr. Decker has served as Executive Vice President and Chief Operating Officer of Gasco since July 2001. From August 1999 until July 2001, Mr. Decker founded and served as the President of Black Diamond Energy, LLC. From 1990 to August 1999 Mr. Decker served as the Vice President of Exploitation of Prima Energy Corporation, a Nasdaq traded oil and gas company. From 1988 to 1990, Mr. Decker was employed by Bonneville Fuels Corporation as a Senior Geologist. From 1977 to 1988, Mr. Decker was employed by Tenneco Exploration and Production Company as a Senior Project Geological Engineer. Mr. Decker has over twenty-six years of oil and gas prospecting, development, operations and mergers and acquisitions experience. He holds a BS degree in Geological Engineering from the Colorado School of Mines and is the Chairman of the Board of the Potential Gas Committee, an independent natural gas resource assessment organization.

W. King Grant. Mr. Grant has served as Chief Financial Officer of Gasco since July 2001 and as Director from July 2001 until March 2003. From November 1999 to May 2001, Mr. Grant served as Executive Vice President and Chief Financial Officer for KEH.com, a catalog/internet retailer of new and used camera equipment. From February 1997 to March 1999, Mr. Grant was a Senior Vice President in the Natural Resources Group of ING Baring, LLC where he was responsible for providing financing and advisory services to mid-cap and smaller energy companies. For the previous eleven years, Mr. Grant held several positions at Chase Manhattan Bank and its affiliates, most recently as a Vice President in the Oil & Gas group. Mr. Grant holds a BSE in Chemical Engineering from Princeton University and an MBA from the Wharton School at the University of Pennsylvania.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information with respect to the beneficial ownership of the Company's common stock as of March 31, 2004 by: any individual, partnership or corporation that is known to the Company, solely by reason of its examination of Schedule 13D and 13G filings made with the SEC, to be the beneficial owner of more than 5% of each class of shares issued and outstanding and each executive officer, director and all executives, officers and directors as a group. As of March 31, 2004, the Company had 64,082,254 shares of common stock issued and outstanding and 5,137 shares of Preferred stock issued and outstanding. If a person or entity listed in the following table is the beneficial owner of less than one percent of the Company's common stock outstanding, this fact is indicated by an asterisk in the table. Unless otherwise noted, each person listed has sole voting and dispositive power over the shares indicated, and the address of each stockholder is the same as the Company's address. The number of shares beneficially owned by a person includes the common shares that are issuable upon conversion of the Preferred Stock. These shares are deemed outstanding for the purpose of computing their percentage ownership but are not outstanding for the purposes of computing the percentage ownership of any other person. The number of shares beneficially owned by a person also includes shares that are subject to stock options or warrants that are exercisable within 60 days of March 31, 2004. These shares are also deemed outstanding for the purpose of computing their percentage ownership. These shares are not outstanding for the purpose of computing the percentage ownership of any other person.

                                Number of Shares
            Name                                             Beneficially Owned              Percent of Class
5% or Greater Holders

RENN Capital Group, Inc. (1)                            Common   8,166,667                        11.8%
8080 North Central Expwy., Ste. 210 LB 59
Dallas, TX 75206

Shama Zoe Limited Partnership (2)                       Common   6,000,000                         9.2%
7128 South Poplar Lane
Englewood, Colorado 80112

Wellington Management Company, LLP (3)                  Common   4,602,000                         7.7%
75 State Street
Boston, Massachusetts 02109

BFS US Special Opportunities Trust PLC (1)              Common   4,083,332                         6.1%
8080 North Central Expwy., Ste. 210 LB 59
Dallas, TX 75206

Richard C. McKenzie, Jr. (4)                            Common   1,969,582                         2.9%
114 John Street                                         Preferred    3,062                        59.6%
Greenwich, Connecticut 06831

Gryphon Master Fund L.P. (5)                            Common   1,491,600                          2.3%
500 Crescent Ct. # 270                                  Preferred    1,207                         23.5%
Dallas, TX 75201

Directors and Executive Officers

Marc Bruner  (7) (8)                                    Common   4,236,422                         6.4%

                                       6

                                                              Number of Shares
            Name                                             Beneficially Owned              Percent of Class
Directors and Executive Officers

Mark A. Erickson (6) (7) (9)                            Common   3,672,703                         5.5%
                                                        Preferred      212                         4.1%
Michael K. Decker (6) (7)                               Common      735,101                        1.1%
                                                        Preferred       105                        2.0%
W. King Grant (6) (7)                                   Common      925,471                        1.4%
                                                        Preferred       104                        2.0%
Carmen J. (Tony) Lotito (7)                             Common      313,832                         *

Carl Stadelhofer (7)                                    Common      108,335                         *

Charles B. Crowell (6)(7)                               Common      234,696                         *
                                                        Preferred       212                         4.1%
Richard S. Langdon (6)(7)                               Common       74,333                         *
                                                        Preferred       105                         2.0%
Richard J. Burgess (7)(10)                              Common      101,333                         *

John A. Schmit (7)                                      Common        8,333                         *

All Directors and Executive Officers as a Group (10     Common    10,410,561                      15.1%
persons)  (6) (7) (8)(9)(10)                            Preferred        738                      14.4%

---------------

(1) RENN Capital Group, Inc. acts as advisor and has the power to vote the shares of common stock owned by and the shares of common stock issuable upon the conversion of the 8% Convertible Debentures owned by Renaissance U.S. Growth Investment Trust, PLC, which owns 1,000,000 shares of common stock and $625,000 of Convertible Debentures that are convertible into 1,041,667 common shares; BFS US Special Opportunities Trust PLC, which owns 1,999,999 common shares and $1,250,000 of Convertible Debentures that are convertible into 2,083,333 common shares; and Renaissance Capital Growth and Income Fund III, Inc., which owns 1,000,001 common shares and $625,000 of Convertible Debentures that are convertible into 1,041,667 common shares. RENN Capital Group is considered a beneficial owner of the shares set forth in the table solely by reason of its voting power. No single individual has voting or investment power over the securities for any of these entities.

(2) Gilman A. Hill, as general partner, has voting and investment power with respect to the securities held by Shama Zoe Partnership.

(3) Wellington Management Company, LLP acts as investment advisor to and therefore has investment discretion of the shares held of record by its clients who include J. Caird Partners, L.P., which owns 2,961,200 shares of our common stock, and J. Caird Investors (Bermuda) L.P., which owns 1,640,800 shares of our common stock. Wellington Management is considered a beneficial owner of the shares set forth in the table by reason of its investment discretion and voting power. No single individual has voting or investment power over the securities for any of these entities.

(4) The common shares owned by Mr. McKenzie are per the Schedule 13D/A filed with the SEC on February 18, 2004.

(5) E.B. Lyon IV has voting and investment power with respect to the securities held by Gryphon Master Fund, LP.

(6) The following number of shares of common stock issuable upon the conversion of the Series B Convertible Preferred Stock are included in the amounts shown: Mr. Erickson, 133,257 shares; Mr. Decker, 66,000 shares; Mr. Grant, 65,370 shares; Mr. Crowell, 133,257 shares and Mr. Langdon, 66,000 shares.

(7) The following number of shares of common stock issuable upon the exercise of options that are exercisable within 60 days of March 31, 2004 are included in the amounts shown: Mr. Bruner, 1,025,000 shares; Mr. Erickson, 1,025,000 shares; Mr. Decker, 589,001 shares; Mr. Grant, 537,001 shares; Mr. Lotito, 133,332 shares; Mr. Stadelhofer, 108,335 shares; Mr. Crowell, 58,335 shares; Mr. Langdon, 8,333 shares; Mr. Burgess, 8,333 shares; Mr. Schmit, 8,333 shares.

(8) The common stock held by Mr. Bruner includes 8,707 shares of common stock that is held by Resource Venture Management, which is a company owned by Mr. Bruner.

(9) The common stock held by Mr. Erickson includes 116,690 shares of common stock owned by his wife as custodian for their children.

(10) The common stock held by Mr. Burgess includes 40,000 shares of common stock held in a trust for Mr. Burgess' wife of which he is the trustee.

Directors' Meetings and Committees of the Board of Directors

The Board of Directors held six meetings during 2003. During 2003, each of the directors attended at least 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors held during the period that such director served as a director and (ii) the total number of meetings held by each committee of the Board of Directors on which such director served during the period that such director so served.

The Board of Directors of Gasco has formed an Audit Committee, a Compensation Committee and an Executive Committee.

The Audit Committee currently consists of Messrs. Lotito, Stadelhofer, Langdon and Crowell, all of whom are independent under the definition of independence used in the NASD listing standards. Mr. Lotito serves as the chairman of the Audit Committee. The Board of Directors has determined that Mr. Lotito is an audit committee financial expert with the meaning proscribed by the rules and regulations under the Securities and Exchanger Act of 1934. The Audit Committee met four times during 2003. The Audit Committee is primarily responsible for:

     o    selecting the independent auditors for recommendation to the Board;

     o selecting the securities legal counsel for recommendation to the Board;

     o reviewing the scope of the proposed audit for the current year including the audit procedures to be utilized and the conclusions and comments or recommendations of the independent auditors;

     o reviewing the adequacy and effectiveness of the accounting controls of the corporation;

     o reviewing the internal audit function including the independence and authority of its reporting obligations;

     o reviewing the financial statements contained in the annual and quarterly reports to shareholders;

     o reviewing the accounting and financial human resources and succession planning within the Company, and

     o investigating any matter brought to its attention within the scope of its duties.

The Audit Committee has performed its annual review and assessment of the Audit Committee Charter, which was adopted in March 2001. The report of the Audit Committee is set forth below.

The Compensation Committee currently consists of Messrs. Lotito, Stadelhofer, Burgess and Crowell. The Compensation Committee met two times during 2003. Mr. Lotito serves as chairman of the Compensation Committee. The report of the Compensation Committee with regard to compensation matters is set forth below. The Compensation Committee is responsible for: o administering and granting awards under all equity incentive plans;

     o reviewing the compensation of the Company's Chief Executive Officer and recommendations of the Chief Executive Officer as to appropriate compensation for the other executive officers and key personnel;

     o    examining  periodically the Company's general compensation  structure;
          and

     o supervising the Company's welfare and pension plans and compensation plans.

The Executive Committee currently consists of Messrs. Bruner, Erickson and Crowell. The Executive Committee met six times during 2003. The principal responsibility of the Executive Committee is to aid and assist the Company's management in the day-to-day operations of the Company. The purpose of the Executive Committee in particular, is to act on behalf of the Board of Directors, subject to certain limitations, when it is not feasible to call and convene a full board meeting.

Report of the Audit Committee

The Audit Committee of the Board of Directors is composed of four non-employee directors who satisfy the requirements of the Nasdaq listing standards as to independence. The Audit Committee operates under a written charter, which was approved by the Board of Directors in April 2001.

The Audit Committee's primary duties and responsibilities are to provide independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee annually reviews and recommends to the Board the selection of the Company's independent auditors, subject to shareholder ratification.

Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed the audited financial statements with management and with the independent auditors. The Audit Committee has also discussed with the independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect.

The independent auditors also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed with the independent auditors their independence with respect to the Company.

Based on the above discussions and review with management and the independent auditors, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Audit Committee:

CHARLES B. CROWELL
RICHARD S. LANGDON
CARMEN J. (TONY) LOTITO
CARL STADELHOFER

Audit Fees Summary

During the years ended December 31, 2003 and 2002 the Company retained Deloitte & Touche LLP as its principal auditors to provide services in the following categories.

Audit fees relate to the quarterly reviews and the audit for the years ended December 31, 2003 and 2002 and all other services provided in connection the statutory and regulatory filings during these fiscal years.

Tax fees during the years ended December 31, 2003 and 2002 relate to the preparation of the federal and state tax returns as well as the services rendered for tax advice and planning.

The following table summarizes the fees paid to Deloitte & Touche LLP during the periods presented.

                                    For the Year Ended December 31,
                               --------------------------------------
                                        2003                 2002
                                        ----                 ----

          Audit Fees                 $ 81,602              $74,894
          Tax Fees                     45,356               89,559
                                     --------            ---------
              Total                 $ 126,958            $ 164,453
                                    =========            =========

The Audit Committee pre-approves the fees associated with the Company's audit and tax engagements. During the course of the year, if additional non-audit services are identified, these services are presented to the Audit Committee for pre-approval. All fees incurred during 2003 and 2002 were approved by the full Audit Committee. The Audit Committee of the Board of Directors considered the services listed above to be compatible with maintaining Deloitte & Touche LLP 's independence.

Compensation of Directors

During 2003, each director of the Company who was not a full-time employee or consultant was paid a monthly director's fee of $2,500 plus an additional monthly fee of $500 for each committee on which the director serves. Directors are also entitled to receive additional compensation of $500 per half day for each half day spent on Gasco business in excess of five whole days in a single month. In addition, each director was reimbursed for reasonable travel expenses incurred in connection with such director's attendance at Board of Directors and Committee meetings.

During December 2003, the non-employee directors were granted options to purchase an aggregate 300,000 shares of the Company's common stock at an exercise price of $1.00 per common share. The options vest 16 2/3% at the end of each four-month period after the issuance date.

Director Nominations Process

         The Board of Directors does not have a nominations committee; however, given the fact that a majority of the Board of Directors is comprised of independent directors, the Board of Directors believes the functions of a nominations committee are adequately addressed by the following process for the nomination of director candidates. Stockholders seeking to recommend director candidates for consideration may do so by writing the Secretary of the Company, giving the recommended candidates' name, biographical data and qualifications; provided that such recommendations are submitted by shareholders within the time period set forth below under "Stockholder Proposals and Nominations."

         The full Board of Directors, including directors that are not independent, participates in the nomination process and the selection of director nominees. When identifying director nominees, the Board of Directors considers, among other factors, the candidate's reputation, integrity, independence from the Company, skills and business, government or other professional acumen, bearing in mind the composition of the Board of Directors and the current state of the Company and the industry generally; the number of other public companies for which the candidate serves as director; the availability of the candidate's time and commitment to the Company and the candidate's specific experience in the oil and gas business. In the case of current directors being considered for re-nomination, the Board of Directors also takes into account the director's tenure as a member of the Board of Directors, the director's history of attendance at meetings of the Board of Directors and committees thereof; and the director's preparation for and participation in such meetings. The same criteria will be evaluated with respect to candidates recommended by stockholders. In addition, the Board of Directors takes into account whether a candidate has been designated by one or more groups of holders of the Company's equity securities pursuant to the terms of such security. The holders of the Company's Convertible Debentures and the holders of the Company's Preferred Stock each have the right to designate a candidate for nomination by the Board of Directors.

Stockholders Communications

Stockholders can contact any director or committee of the Board of Directors by writing them c/o Secretary, Gasco Energy, Inc., 14 Inverness Drive E., Suite H-236, Englewood, Colorado 80112.

Certain Transactions

Marc A. Bruner Strategic Consulting Agreement The Company has entered into a Strategic Consulting Agreement with Mr. Bruner, effective January 2, 2003, that expires on January 31, 2006. The Consulting Agreement was amended and restated effective January 2, 2003. The amended and restated agreement entitles Mr. Bruner to an annual fee of $120,000 and an annual bonus payment equal to 0.875% of Gasco's cash flow from wells drilled by or on behalf of the Company. The agreement provided for the award to Mr. Bruner of 187,500 shares of common stock of the Company from a restricted stock plan in exchange for the surrender by Mr. Bruner of vested options to purchase 150,000 shares of common stock at $3.15 per share, 50,000 shares of common stock at $3.00 per share and 925,000 shares of common stock at $2.00 per share. Mr. Bruner also has the right to receive 25% of all option grants made by the Company each calendar year during the term of the agreement. In addition, the employment agreement provides that each year Mr. Bruner and the Company shall mutually agree on a performance-based bonus plan for Mr. Bruner. The employment agreement also contains non-compete provisions in the event of the termination of the agreement.

Mr. Bruner's agreement also provides for certain payments in the event that the agreement is terminated for any reason other than his voluntary termination, death, disability or termination for cause. In the event that Mr. Bruner's agreement is terminated by the Company without cause or due to certain change of control events, Mr. Bruner is entitled to receive an amount equal to his annual fee for the remaining term of the agreement plus an additional cash payment of $500,000. If the termination occurs at anytime when the average closing price for the Company's common stock for the 30 trading days prior to termination is equal to between $1.50 per share and $1.99 per share, the additional cash payment will increase to $1,000,000. This payment will be further increased as such average closing price increases, up to a maximum of $3,500,000 if such average closing price is greater than $3.50 per share. If the termination is because of a change of control of the Company, the additional cash payment will be based on the consideration per share paid to the Company's shareholders in connection with the change of control instead of the market price of the Company's common stock.

Other Transactions

During the year ended December 31, 2003 a clerical error was made in the payroll process, which caused the president and chief executive officer of the Company, Mark Erickson, to be overpaid by $55,000 during 2003, and $9,196 during the first quarter of 2004. The error was discovered during February 2004, and Mr. Erickson made restitution as soon as possible thereafter. Since the repayment was made as soon as possible, no interest was charged and Mr. Erickson owes no further amounts to the Company.

Mr. Lotito earned consulting fees of $16,000 and $52,000 from the Company during the years ended December 31, 2002 and 2001, respectively. During the year ended December 31, 2003 and during both of the years ended December 2002 and 2001, the Company paid $120,000 and $240,000, respectively in consulting fees to a company owned by Mr. Bruner pursuant to the Strategic Consulting Agreement described above. The Company is committed to pay consulting fees of $120,000 per year to Mr. Bruner's company through January 31, 2006.

Mr. Decker earned a $28,000 fee and 12,500 shares of Gasco's common stock for consulting services provided in connection with a property acquisition in 2001. Mr. Decker was also paid $22,879 in other consulting fees prior to his appointment as an officer of the Company.

During the year ended December 31, 2002, the Company paid $110,266 in consulting fees to an unrelated third party. The obligation to pay these fees was a joint and several liability of Gasco and a Company of which Mr. Lotito and Mr. Bruner have a combined 66.67% ownership.

Section 16 (a) Beneficial Ownership Reporting Requirements

Section 16 (a) of the Securities Exchange Act of 1934 requires the officers, directors and persons who own more than ten percent of the Company's stock, to file reports of ownership and changes in ownership with the Securities Exchange Commission ("SEC"). Officers, directors and greater than ten percent owners are required by SEC regulations to furnish the Company with copies of all Section 16
(a) forms they file.

Based solely on its review of the copies of such forms received by it, the Company believes that each of its officers, directors and greater than ten percent owners complied with all Section 16 (a) filing requirements applicable to them during the year ended December 31, 2003, except for the following late filings:

Carmen (Tony) Lotito                Form 4, dated    2/10/03
Marc Bruner                         Form 4, dated    8/12/03
Mark Erickson                       Form 4, dated    8/12/03
                                    Form 4, dated    10/23/03
Carl Stadelhofer                    Form 4, dated    2/10/03
                                    Form 4, dated    2/16/03
W. King  Grant                      Form 4, dated    8/12/03
                                    Form 4, dated    10/23/03
Michael Decker                      Form 4, dated    6/30/03
                                    Form 4, dated    10/23/03
Charles Crowell                     Form 4, dated    2/7/03
                                    Form 4, dated    2/10/03
                                    Form 4, dated    6/30/03
                                    Form 4, dated    10/23/03
                                    Form 4, dated    12/31/03
Richard Langdon                     Form 4, dated    3/3/03
                                    Form 4, dated    6/30/03
                                    Form 4, dated    12/16/03
Richard Burgess                     Form 4, dated    10/23/03

Executive Compensation

The following table sets forth the compensation paid to our President and Chief Executive Officer and each of our next highly compensated executive officers and other officer for services rendered during the years ended December 31, 2003, 2002 and 2001.

                                                                             Long Term
                        Annual Compensation Compensation                               Securities
                                                                      Restricted       Underlying
                                                                         Stock          Options       All Other
Name & Principal Position           Year      Salary           Bonus    Awards            (#)        Compensation
-------------------------           ----      ------           -----    ------           ----        ------------
                                                                          (1)                            (2)

Mark A. Erickson (2)                2003      $ 120,000      $ 5,000    $ 131,250                              $ 5,400
President                           2002        240,000                                                          7,335
Chief Executive Officer             2001        220,000                                     2,160,000            1,080

W. King Grant                       2003      $ 175,000      $ 5,000     $ 35,000             200,000          $ 5,400
Executive Vice President            2002        262,002                                                          7,011
Chief Financial Officer             2001        155,780                                       437,000            2,220

Michael K. Decker                   2003      $ 175,000      $ 5,000                          350,000          $ 5,400
Executive Vice President            2002        200,000                                                          6,135
Chief Operations Officer            2001         72,000                                       414,000            88,834 (3)

Howard O. Sharpe                    2002      $ 116,178    $ 150,000                          250,000          $ 3,437
Vice President (4)                  2001         96,000                                       750,000              720



----------------------

(1) Amount represents the value of the shares of restricted shares calculated using the trading price of the Company's common stock on the date of grant. As of December 31, 2003, Mr. Erickson held 187,500 shares of restricted stock valued at $240,000 as of such date and Mr. Grant held 50,000 shares of restricted stock valued at $64,000 at such date. All of these restricted shares were issued on August 12, 2003 and vest 20% on the first anniversary, 20% on the second anniversary and 60% on the third anniversary of the awards.

(2) Amount represents the employer contribution to the 401(k) plan of the individual, unless otherwise noted.

(3) Amount includes (a) consulting fees of $50,879 and 12,500 shares of Company common stock (having a market value of $36,875 on the date of payment) paid to Mr. Decker before he became an employee of the Company on June 29, 2001, and (b) the Company's 401(k) plan contribution of $1,080.

(4) Mr. Sharpe, who is not an executive officer, retired from the Company effective December 31, 2002, at which time; all of his outstanding options were cancelled.

The following table sets forth information with respect to all stock options granted during the year ended December 31, 2003 to the named Executive Officers and other officer.

                                                                                                  Potential Realized
                                                                                                   Value at Assumed
                                                   Individual Grants                             Annual Rates of Stock
                                                   -----------------                               Price Appreciation
                               Number of          % of Total       Exercise                      for Option Term (1)
                              Securities      Options Granted to    or Base                          ------------
                              Underlying         Employees in       Price        Expiration       5%             10%
        Name                Options Granted       Fiscal Year       ($/Share)        Date      Share Price   Share Price
       ----                 --------------       -----------       ---------         ----      -----------   -----------
W. King Grant                 200,000                12%            $ 1.00         2/14/10        $ 0        $41,641
Michael K. Decker             350,000                22%            $ 1.00         2/14/10        $ 0        $72,872



(1) Securities and Exchange Commission Rules require calculation of potential realizable value assuming that the market price of the Common Stock appreciates in value at 5% and 10% annualized rates from the date of grant to the expiration date of the option. The market price of the Company's common stock on the date of grant was $0.62 per share and an increase of 5% would be below the exercise price of the options resulting in a potential realized value of zero. No gain to an executive officer is possible without an appreciation in Common Stock value, which will benefit all holders of Common Stock. The actual value an executive officer may receive depends on market prices for the Common Stock, and there can be no assurance that the amounts reflected will actually be realized.

No options were exercised by executive officers or other officer during either of the years ended December 31, 2003, 2002 or 2001. The following table sets forth the value of options held by the executive officers at December 31, 2003. All of the options granted to Mr. Sharpe during the years ended December 31, 2002 and 2001 were cancelled effective December 31, 2002.

                               Aggregated Option Exercises in Last Fiscal Year and FY-End Option/ Values


                                 Number of Securities Underlying           Value of Unexercised
                                Unexercised Options at FY-End (#)    In-the-Money Options at FY-End ($)
                                    Exercisable/Unexercisable          Exercisable/Unexercisable (1)
Name

Mark A. Erickson                       1,025,000/0                               $280,000/0
W. King Grant                         503,668/133,332                      $18,667/$37,333
Michael K. Decker                     530,667/233,333                      $32,667/$65,333

(1) The value of in-the-money options is equal to the fair market value of a share of Common Stock on December 31, 2003 of $1.28, less the exercise price.

Employment Agreements

     Michael  K.  Decker  Employment  Agreement.  Mr.  Decker's  2002  and  2001
compensation was determined under the terms of an employment agreement, effective July 1, 2001, between Gasco and Mr. Decker that expired on June 30, 2004. Mr. Decker's employment agreement was amended and restated effective January 2, 2003 and is effective until January 31, 2006. Mr. Decker serves as Chief Operating Officer and Executive Vice President of Gasco. Mr. Decker's previous employment agreement entitled him to an annual salary of $200,000, subject to increase at the discretion of the Board of Directors, and an annual bonus equal to 0.75% of Gasco's cash flow from wells drilled by or on behalf of the Company. The original employment agreement provided for the award to Mr. Decker of options to purchase 300,000 shares of common stock of the Company pursuant to the terms of the Company's Stock and Option and Incentive Award Plan at an exercise price of $3.15 per share. Options to purchase 100,000 shares vested upon the execution of the agreement and the remaining options vested in equal amounts over the following eight fiscal quarters. Mr. Decker's amended and restated employment agreement reduced his annual salary to $175,000 and provided for the award of options to purchase 350,000 shares of common stock at $1.00 per share. The options vest 16 2/3% at the end of each four month period after the issuance date, February 14, 2003, until they are fully vested on February 14, 2005. Mr. Decker is also entitled to receive 10% of all option grants made by the Company each calendar year during the term of the agreement. In addition, the employment agreement provides that each year Mr. Decker and the Company shall mutually agree on a performance-based bonus plan for Mr. Decker. The employment agreement also contains non-compete provisions in the event of Mr. Decker's termination of employment.

Mr. Decker's employment agreement also includes provisions governing the payment of severance benefits if his employment is terminated for any other reason other than his voluntary resignation, death, disability or discharge for cause. In the event that Mr. Decker's employment is terminated by the Company without cause or due to certain change of control events, Mr. Decker is entitled to receive an amount equal to his salary for the remaining term of the agreement plus an additional cash payment of $250,000. If the termination occurs at anytime when the average closing price for the Company's common stock for the 30 trading days prior to termination is equal to between $1.50 per share and $1.99 per share, the additional cash payment will increase to $500,000. This payment will be further increased as such average closing price increases, up to a maximum of $1,750,000 if such average closing price is greater than $3.50 per share. If the termination is because of a change of control of the Company, the additional cash payment will be based on the consideration per share paid to the Company's shareholders in connection with the change of control instead of the market price of the Company's common stock.

     Mark A. Erickson Employment Agreement. Mr. Erickson's 2002 and 2001 compensation was determined under the terms of an employment agreement, effective February 1, 2001, between Gasco and Mr. Erickson that expired on January 31, 2006. Mr. Erickson's employment agreement was amended and restated effective January 2, 2003 and is effective until January 31, 2006. Mr. Erickson serves as Chief Executive Officer and President of Gasco. Mr. Erickson's employment agreement entitled him to an annual salary of $240,000, subject to increase at the discretion of the Board of Directors, and an annual bonus equal to 0.875% of Gasco's cash flow from wells drilled by or on behalf of the Company. The original employment agreement provided for the award to Mr. Erickson of options to purchase 1,000,000 shares of common stock of the Company pursuant to the terms of the Company's Stock and Option and Incentive Award Plan at an exercise price of $1.00 per share and options to purchase 250,000 shares of common stock of the Company pursuant to such plan at an exercise price of $2.50 per share. Options to purchase 1,000,000 shares have vested and the remaining options vested in equal amounts over the eight fiscal quarters following the effective date of the agreement. Mr. Erickson's amended and restated employment agreement reduced his annual salary to $120,000 and provided for the issuance of 187,500 shares of common stock from a restricted stock plan in exchange for the surrender by Mr. Erickson of vested options to purchase 250,000 shares of common stock at $3.00 per share and 875,000 shares of common stock at $2.00 per share. Mr. Erickson also has the right to receive 25% of all option grants made by the Company each calendar year during the term of the agreement. In addition, the employment agreement provides that each year Mr. Erickson and the Company shall mutually agree on a performance-based bonus plan for Mr. Erickson. The employment agreement also contains non-compete provisions in the event of Mr. Erickson's termination of employment.

Mr. Erickson's employment agreement also includes provisions governing the payment of severance benefits if his employment is terminated for any other reason other than his voluntary resignation, death, disability or discharge for cause. In the event that Mr. Erickson's employment is terminated by the Company without cause or due to certain change of control events, Mr. Erickson is entitled to receive an amount equal to his salary for the remaining term of the agreement plus an additional cash payment of $500,000. If the termination occurs at anytime when the average closing price for the Company's common stock for the 30 trading days prior to termination is equal to between $1.50 per share and $1.99 per share, the additional cash payment will increase to $1,000,000. This payment will be further increased as such average closing price increases, up to a maximum of $3,500,000 if such average closing price is greater than $3.50 per share. If the termination is because of a change of control of the Company, the additional cash payment will be based on the consideration per share paid to the Company's shareholders in connection with the change of control instead of the market price of the Company's common stock.

     W. King Grant III Employment Agreement. Mr. Grant's 2002 and 2001 compensation was determined under the terms of an employment agreement, effective June 1, 2001, between Gasco and Mr. Grant that expired on May 31, 2004. Mr. Grant's employment agreement was amended and restated effective January 2, 2003 and is effective until January 31, 2006. Mr. Grant serves as Chief Financial Officer and Executive Vice President of Gasco. Mr. Grant's employment agreement entitled him to an annual salary of $120,000, subject to increase at the discretion of the Board of Directors, and an annual bonus equal to 0.5% of Gasco's cash flow from wells drilled by or on behalf of the Company. The employment agreement provided for the award to Mr. Grant of options to purchase 200,000 shares of common stock of the Company pursuant to the terms of the Company's Stock and Option and Incentive Award Plan at an exercise price of $3.00 per share and options to purchase 100,000 shares of common stock of the Company pursuant to such plan at an exercise price of $3.15. Options to purchase 100,000 shares at an exercise price of $3.00 per share vested upon the execution of the agreement and the remaining options vest in equal amounts over the following eight fiscal quarters. Mr. Grant's amended and restated employment agreement reduced his annual salary to $175,000 and provided for the award of options to purchase 200,000 shares of common stock at $1.00 per share. The options vest 16 2/3% at the end of each four month period after the issuance date, February 14, 2003, until they are fully vested on February 14, 2005. Mr. Grant is also entitled to receive 10% of all option grants made by the Company each calendar year during the term of the agreement. In addition, the employment agreement provides that each year Mr. Grant and the Company shall mutually agree on a performance-based bonus plan for Mr. Grant. The employment agreement also contains non-compete provisions in the event of Mr. Grant's termination of employment.

Mr. Grant's employment agreement also includes provisions governing the payment of severance benefits if his employment is terminated for any other reason other than his voluntary resignation, death, disability or discharge for cause. In the event that Mr. Grant's employment is terminated by the Company without cause or due to certain change of control events, Mr. Grant is entitled to receive an amount equal to his salary for the remaining term of the agreement plus an additional cash payment of $250,000. If the termination occurs at anytime when the average closing price for the Company's common stock for the 30 trading days prior to termination is equal to between $1.50 per share and $1.99 per share, the additional cash payment will increase to $500,000. This payment will be further increased as such average closing price increases, up to a maximum of $1,750,000 if such average closing price is greater than $3.50 per share. If the termination is because of a change of control of the Company, the additional cash payment will be based on the consideration per share paid to the Company's shareholders in connection with the change of control instead of the market price of the Company's common stock.

Anti-Dilution Provisions of Employment Agreements and Consulting Agreement

Each of the above original Employment Agreements for Messrs. Decker, Erickson and Grant and the Strategic Consulting Agreement for Mr. Bruner described under "Certain Transactions" above, contained the following described anti-dilution provision during the year 2002. Upon the completion of any subsequent transaction involving the issuance of common stock of the Company, or the issuance of any security which is convertible, by its terms into common stock of the Company (a "Financing"), the Company shall grant the person additional options to purchase shares of the Company's common stock at the same per share price as that involved in the Financing. The number of options granted to the person shall be sufficient to maintain his ownership interest in the Company (the ratio of (a) the sum of the number of his unexercised options (both vested and unvested) plus the number of shares owned by him as result of exercising options to (b) the total number of outstanding shares of the Company's common stock plus the number of shares represented by all unexercised options) at the level that existed immediately prior to such Financing. Messrs. Decker, Erickson, Grant and Bruner waived their rights under this anti-dilution provision with respect to (1) the issuance by the Company of 9,500,000 shares of common stock to Shama Zoe on May 1, 2002, and (2) the issuance by the Company of 6,500,000 shares of common stock for cash in a private placement on August 14, 2002. The amended and restated employment agreements that became effective January 2, 2003 as described above, do not contain any anti-dilution provisions.

Compensation Committee Interlocks and Insider Participation

During 2003, the Compensation Committee of the Board was comprised of four directors, Mr. Lotito, Mr. Crowell, Mr. Stadelhofer and Mr. Burgess. None of these directors is or was an officer of the Company or any of its subsidiaries at any time now or in the past.

Report of the Compensation Committee of the Company

The Compensation Committee of the Board of Directors is responsible for setting and administering the policies that govern the annual compensation and the long-term compensation for the Company's executive officers. The Compensation Committee for the year ended December 31, 2003 was composed of Mr. Lotito, Mr. Crowell, Mr. Stadelhofer and Mr. Burgess, none of whom is employed by the Company or any of its subsidiaries. The Compensation Committee makes all decisions concerning the compensation of executive officers who receive annual compensation in excess of $100,000, determines the total amount of bonuses, if any, to be paid and grants all awards of stock options. The Compensation Committee's compensation practices are designed to attract, motivate and retain key personnel by recognizing individual contributions, as well as the overall performance of the Company.

The current executive compensation consists of base salary, potential cash bonus awards and long-term incentive opportunities in the form of stock options. Although the Compensation Committee has not adopted a formal compensation plan, executive compensation is reviewed by the Compensation Committee and is set for individual executive officers based on subjective evaluations of each individual's performance, the Company's performance, and a comparison to salary ranges for similar positions in other companies within the oil and gas industry. The goal of the Compensation Committee is to ensure that the Company retains qualified executives and whose financial interests are aligned with those of the shareholders.

Base Salaries: The base salary for each executive officer is determined based on the individual's performance, industry experience and the compensation levels of industry competitors. The Compensation Committee reviews various surveys and publicly filed documents to determine comparable salary levels within the industry.

Potential Cash Bonus Awards: The Compensation Committee does not currently have a formal cash bonus plan. Cash bonuses may be awarded from time to time for exceptional effort and performance. The Compensation Committee considers the achievements of the Company to determine the level of the cash bonus, if any, to be awarded. The Compensation Committee focuses the earnings of the Company, the return on stockholders' equity, the growth in proved oil and gas reserves and the successful completion of specific projects of the Company to determine the level of bonus awards, if any.

Stock Options: The Compensation Committee utilizes stock option awards as a method of aligning the executives' interests with those of the stockholders by giving the key employees a direct stake in the performance of the Company. The Compensation Committee uses the same criteria described above to determine the level of stock option awards. During 2003 1,608,000 common stock options were granted to the Company's employees and directors. During 2001, 3,011,000 common stock options were granted to the Company's executive officers. There were no common stock options granted to the executive officers during the year ended December 31, 2002.

Compensation of the Chief Executive Officer: During the year ended December 31, 2003, Mark Erickson, President and Chief Executive Officer received total compensation of $130,400 which is comprised of an annual salary of $120,000, which Mr. Erickson is entitled to under his employment agreement, a cash bonus of $5,000 and deferred compensation pursuant to the Company's 401(k) plan of $5,400. The Compensation Committee considered the factors described above to determine that the compensation paid to Mr. Erickson during 2003 was appropriate.

The foregoing report is made by the Compensation Committee of the Company's Board of Directors. The members of the Committee during 2003 were Mr. Lotito, Mr. Crowell, Mr. Stadelhofer and Mr. Burgess.

CARMEN LOTITO
CHARLES B. CROWELL
CARL STADELHOFER
RICHARD J. BURGESS

The Company has adopted a Financial Code of Ethics that applies to the Company's principal executive officer, principal financial officer, principal accounting officer and controller and is available on the Company's internet website at www.gascoenergy.com. In the event that an amendment to, or a waiver from, a provision of the Company's Financial Code of Ethics is necessary, the Company intends to post such information on its website.

Performance Chart

The following chart shows the changes in the value of $100, over the period of January, 2001, when the Company began trading, until December 31, 2003, invested in: (1) Gasco Energy, Inc.; (2) the NASDAQ Market Index; and (3) a peer group consisting of all the publicly-held companies within SIC code 1311, Crude Petroleum and Natural Gas, consisting of approximately 190 companies. The year-end value of each investment is based on share price appreciation and assumes that $100 was invested on January 1, 2000 and that all dividends were reinvested. Calculations exclude trading commissions and taxes. The comparison of past performance in the graph is required by the SEC and is not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

                        January 1,    December 31,   December 31,   December 31,
                          2001           2001           2002           2003
                          ----           ----           ----           ----
 Gasco Energy, Inc.      $100.00         $46.30        $ 18.25        $33.86
 Peer Group Index         100.00          91.75         104.72        165.89
 NASDAQ Market Index      100.00          80.00          73.86        111.26


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                            (Item B 3. on Proxy Card)

The Board of Directors has appointed the firm of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 2003, and recommends ratification by the stockholders of such appointment. Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting, have an opportunity to make statements regarding the Company and to be available to respond to appropriate questions.

The Board of Directors recommends a vote "For" approval of the proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for 2003.

APPROVAL OF THE GASCO ENERGY,  INC.  AMENDED AND RESTATED 2003 RESTRICTED  STOCK
PLAN
                            (Item B 4. on Proxy Card)

General. At the Annual Meeting, the stockholders will be asked to approve the adoption of the Gasco Energy, Inc. Amended and Restated 2003 Restricted Stock Plan (the "Stock Plan"). A copy of the Stock Plan is attached hereto as Appendix
A. The stockholders first approved the Gasco Energy, Inc. 2003 Restricted Stock Plan at the 2003 Annual Meeting. The Stock Plan authorizes the granting of restricted stock to employees, directors or consultants of the Company. The Plan will provide the Company with the ability to give employees, directors and consultants the opportunity to invest in and hold the common stock of the Company. The Board continues to believe that employee ownership in the Company best aligns the employees' interests with its shareholders.

Changes to the Stock Plan

The Board of Directors desires to amend the Stock Plan to authorize an additional 1,000,000 shares for granting awards under the Stock Plan, which requires shareholder approval. The Company issued 425,000 shares of restricted stock under the Gasco Energy, Inc. 2003 Restricted Stock Plan during 2003. After the amendment, there will be approximately 1,000,000 shares available for issuance under the Stock Plan.

The Board of Directors recommends a vote "For" approval of the proposal to approve the Gasco Energy, Inc. Amended and Restated 2003 Restricted Stock Plan.

Purpose of the Stock Plan. The purpose of the Stock Plan is to enable the Company to attract able persons to serve as directors, consultants or employees of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company. A further purpose of the Stock Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company.

Plan Administration. The Compensation Committee will administer the Stock Plan. The Committee will have to the authority to determine which employees, consultants or directors shall receive stock awards under the Stock Plan. In making such determinations, the Committee shall take into account the nature of the services rendered by the respective employees, consultants or directors, their present and potential contribution to the Company's success and such other factors as the Committee, in its discretion, deem relevant. Subject to the express provisions of the Stock Plan, the Committee shall have authority, in its sole and absolute discretion, to make such determinations, perform such acts and exercise such power and authority necessary or advisable to administer the Stock Plan.

Shares Subject to the Stock Plan and Award Limits. Subject to adjustment in the event of the recapitalization or reorganization or other change in the Company's capital structure, the aggregate number of shares of Common Stock that may be issued under the Stock Plan shall not exceed 1,425,000 shares, including the 425,000 shares issued in 2003. To the extent that an award under the Stock Plan lapses or the rights of its holder terminate, any shares of Common Stock subject to such award shall again be available for the grant of an award under the Stock Plan.

Grant of Awards. The Committee may from time to time grant awards under the Stock Plan to one or more employees, consultants or directors determined to be eligible for participation in the Stock Plan in accordance with the terms thereof.

Stock Offered. The stock to be offered under the Stock Plan may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding awards at the termination of the Stock Plan shall cease to be subject to the Stock Plan but, until termination of the Stock Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Stock Plan.

Eligibility. Awards of stock under the Stock Plan may be granted only to persons who, at the time of grant, are employees, consultants or directors. An award may be granted on more than one occasion to the same person.

Recapitalization or Reorganization. The existence of the Stock Plan and the common stock granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, spin-offs, exchanges or other relevant change in capitalization or distributions to the holders of Common Stock, the aggregate number of shares available for awards under the Stock Plan shall be appropriately adjusted to the extent, if any, determined by the Committee, whose determination shall be conclusive.

Amendment and Termination of the Stock Plan. The Board in its discretion may terminate the Stock Plan at any time with respect to any shares of Common Stock for which awards have not theretofore been granted. The Board shall have the right to alter or amend the Stock Plan or any part thereof from time to time; provided that no change in the Stock Plan may be made that would impair the rights of an individual with respect to an award theretofore granted without the consent of the individual, and provided, further, that the Board may not, without approval of the stockholders of the Company, amend the Plan to increase the maximum aggregate number of shares that may be issued under the Stock Plan or change the class of individuals eligible to receive awards under the Stock Plan.

Miscellaneous. Neither the adoption of the Stock Plan nor any action of the Board or of the Committee shall be deemed to give an employee, consultant, or director any right to a restricted stock award, or any other rights hereunder except as may be evidenced by a restricted stock agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Stock Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the performance of its obligations under any award.

Existing Grants

On August 12, 2003, the Committee granted a total of 425,000 shares of restricted stock under the Stock Plan to the following individuals, subject to stockholder approval of the Stock Plan:

             Name and Position                            Number of Shares

              Mark Erickson                                     187,500
              Marc Bruner                                       187,500
              King Grant                                         50,000

The terms of the restricted stock provide for forfeiture of such shares in the event the executive's employment with the Company is terminated for any reason other than a termination by the Company without cause. The forfeiture restrictions lapse with respect to 20% of the shares on the first anniversary of the grant, with respect to 20% of the shares on the second anniversary of the grant and with respect to the remaining 60% of the shares on the third anniversary of the grant. In addition, the forfeiture restrictions lapse on certain change of control events, termination of employment without cause or the expiration of the executive's employment agreement.

Equity Compensation Plans

The  table  below  provides   information   relating  to  the  Company's  equity
compensation plans as of December 31, 2003:

                                                                                              Number of securities
                                                                                              remaining available
                                          Number of securities       Weighted-average         for future issuance
                                              to be issued           exercise price of         under compensation
                                            upon exercise of            outstanding             plans (excluding
                                          outstanding options,           options,             securities reflected
Plan Category                              warrants and rights      warrants and rights         in first column)
-------------                              -------------------      -------------------         ----------------
Equity compensation plans
   approved by security holders
     Stock option plan                                 1,799,336           $      1.09                   2,229,544
     Restricted stock plan                               425,000                  N/A     (a)                    -
Equity compensation plans
   not approved by security holders                    3,817,250                  2.18                         (b)
                                                       ---------                                         ----------
Total                                                  6,041,586           $      1.83    (c)            2,229,544
                                                       =========                  ====                   =========

(a) The restricted shares vest 20% on the first anniversary, 20% on the second anniversary and 60% on the third anniversary of the awards, provided the holder remains employed by the Company.

(b) The equity compensation plan not approved by shareholders is comprised of individual common stock option agreements issued to directors, consultants and employees of the Company, as summarized below. The common stock options vest between zero and two years of the date of issue and expire within ten years of the vesting date. The exercise prices of these options range from $1.00 per share to $3.70 per share. Since these options are issued in individual compensation arrangements, there are no options available under any plan for future issuance. The material terms of these options are as follows:


    Options Issued to:        Number of Options        Exercise Price       Vesting Dates      Expiration Dates

     Employees                 3,394,750                $1.00 - $3.15        2001 - 2003          2006 - 2008
     Consultants                 272,500                $3.00 - $3.70        2001 - 2003          2006 - 2008
     Directors                   150,000                $3.00 - $3.15        2001 - 2003          2006 - 2008
                                -------
    Total Issued              3,817,250
                              =========

(c) Weighted average exercise price of options to purchase a total of 5,616,586 shares of common stock.

                                 OTHER MATTERS

The Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

Any stockholder who wishes to submit a proposal for inclusion in the proxy material for the Company's 2005 Annual Meeting of Stockholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934. Under Rule 14a-8, such proposal must be submitted to the Secretary of the Company at the address indicated on the cover page of this proxy statement, so that the Secretary receives it no later than December 20, 2004. However, if the date of the 2005 Annual Meeting of Stockholders is more than 30 days from May 18, 2005, the deadline is a reasonable time prior to the Company's printing of the proxy materials, which deadline will be communicated to the Stockholders in the Company's public filings.

In addition, the Company's Bylaws provide that only such business as is properly brought before the Annual Meeting will be conducted. For business to be properly brought before the meeting or for nominations of persons for election to the Board of Directors to be properly made at the Annual Meeting by a stockholder and not included in the Company's proxy statement for such meeting, notice must be received by the Secretary of the Company at the address indicated on the cover page not earlier than December 20, 2004 and not later than January 19, 2005; provided that in the event that the date of the 2004 annual meeting is more than thirty days before or more than seventy days after May 18, 2005, such notice must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. On request, the Secretary of the Company will provide detailed instructions for submitting proposals or nominations. A copy of the Bylaws may also be obtained upon request from the Secretary of the Company.


                                            By Order of the Board of Directors,

                                            /s/ W. King Grant
                                            W. King Grant
                                            Secretary
April 19, 2004

                                                                      Appendix A

                               GASCO ENERGY, INC.
                 AMENDED AND RESTATED 2003 RESTRICTED STOCK PLAN

         WHEREAS, there is reserved to the Board in Section 9 of the Gasco Energy, Inc. 2003 Restricted Stock Plan (the "Original Plan") the right to amend the Original Plan, subject to certain restrictions set forth therein; and

         WHEREAS, the Board deems it advisable to amend and restate the Original Plan in the manner hereafter set forth and for the purpose of increasing the number of shares of Common Stock issuable under the Original Plan;

         NOW, THEREFORE, the Original Plan is hereby amended and restated effective as of January 29, 2004, subject to subsequent approval of the stockholders of the Company, to read as follows:

                                   I. PURPOSE

         The purpose of the GASCO ENERGY, INC. AMENDED AND RESTATED 2003 RESTRICTED STOCK PLAN (the "Plan") is to provide a means through which GASCO ENERGY, INC., a Nevada corporation (the "Company"), and its Affiliates may attract able persons to serve as Directors or Consultants or to enter the employ of the Company and its Affiliates and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its Affiliates rest, and whose present and potential contributions to the Company and its Affiliates are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its Affiliates. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Affiliates. Accordingly, the Plan provides for granting Restricted Stock Awards as provided herein.

                                II. DEFINITIONS

         The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

"Affiliate" means any corporation, partnership, limited liability company or partnership, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

"Award" means, individually or collectively, any Restricted Stock Award.

"Board" means the Board of Directors of the Company.

"Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

"Committee" means a committee of the Board that is selected by the Board as provided in Paragraph IV(a).

"Common Stock" means the common stock, par value $.001 per share, of the Company.

"Company" means Gasco Energy, Inc., a Nevada corporation.

"Consultant" means any person who is not an Employee or a Director and who is providing advisory or consulting services to the Company or any Affiliate.

"Director" means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

"Employee" means any person (including a Director) in an employment relationship with the Company or any Affiliate.

"1934 Act" means the Securities Exchange Act of 1934, as amended.

"Participant" means an Employee, Consultant, or Director who has been granted an Award.

"Plan" means the Gasco Energy, Inc. Amended and Restated 2003 Restricted Stock Plan, as amended from time to time.

"Restricted Stock Agreement" means a written agreement between the Company and a Participant with respect to a Restricted Stock Award.

"Restricted Stock Award" means an Award granted under the Plan.

"Rule 16b-3" means SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

                  III. EFFECTIVE DATE AND DURATION OF THE PLAN

         The Plan shall become effective upon the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company within 12 months thereafter. Notwithstanding any provision in the Plan or in any Restricted Stock Agreement, no Restricted Stock Award shall vest prior to such stockholder approval. No further Awards may be granted under the Plan after 10 years from the date the Plan is adopted by the Board. The Plan shall remain in effect until all Restricted Stock Awards granted under the Plan have vested or been forfeited.

                               IV. ADMINISTRATION

Composition of Committee. The Plan shall be administered by a committee of, and appointed by, the Board that shall be comprised solely of two or more "Non-Employee Directors" as defined in Rule 16b-3.

Powers. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine which Employees, Consultants, or Directors shall receive an Award, the time or times when such Award shall be made and the number of shares to be subject to each Restricted Stock Award. In making such determinations, the Committee shall take into account the nature of the services rendered by the respective Employees, Consultants, or Directors, their present and potential contribution to the Company's success and such other factors as the Committee in its discretion shall deem relevant.

Additional Powers. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, this shall include the power to construe the Plan and the respective agreements executed hereunder, to prescribe rules and regulations relating to the Plan, and to determine the terms, restrictions and provisions of the agreement relating to each Award, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Paragraph IV shall be conclusive.

                  V. SHARES SUBJECT TO THE PLAN; AWARD LIMITS;
                                 GRANT OF AWARDS

Shares Subject to the Plan and Award Limits. Subject to adjustment as provided in Paragraph VIII(b), the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 1,425,000 shares. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its holder terminate, any shares of Common Stock subject to such Award shall again be available for the grant of an Award under the Plan.

Grant of Awards. The Committee may from time to time grant Awards to one or more Employees, Consultants, or Directors determined by it to be eligible for participation in the Plan in accordance with the terms of the Plan.

Stock Offered. Subject to the limitations set forth in Paragraph V(a), the stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan.

                                VI. ELIGIBILITY

         Awards may be granted only to persons who, at the time of grant, are Employees, Consultants, or Directors. An Award may be granted on more than one occasion to the same person.

                          VII. RESTRICTED STOCK AWARDS

Forfeiture Restrictions To Be Established by the Committee. Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Participant and an obligation of the Participant to forfeit and surrender the shares to the Company under certain circumstances (the "Forfeiture Restrictions"). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of one or more performance targets established by the Committee, (ii) the Participant's continued employment with the Company or an Affiliate or continued service as a Consultant or Director for a specified period of time, (iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion, or (iv) a combination of any of the foregoing. Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Committee.

Other Terms and Conditions. Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Participant. Unless provided otherwise in a Restricted Stock Agreement, the Participant shall have the right to receive dividends and other distributions with respect to Common Stock subject to a Restricted Stock Award, to vote Common Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Participant shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions have expired, (ii) the Company shall retain custody of the stock until the Forfeiture Restrictions have expired, (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the treatment of distributions or dividends on shares of Restricted Stock and to the termination of employment or service as a Consultant or Director (by retirement, disability, death or otherwise) of a Participant prior to expiration of the Forfeitures Restrictions. Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award.

Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for Common Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Participant shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

Committee's Discretion to Accelerate Vesting of Restricted Stock Awards. The Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Common Stock awarded to a Participant pursuant to a Restricted Stock Award and, upon such vesting, all restrictions applicable to such Restricted Stock Award shall terminate as of such date. Any action by the Committee pursuant to this Subparagraph may vary among individual Participants and may vary among the Restricted Stock Awards held by any individual Participant.

Restricted Stock Agreements. At the time any Award is made under this Paragraph VII, the Company and the Participant shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical. Subject to the consent of the Participant, the Committee may, in its sole discretion, amend an outstanding Restricted Stock Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan.

                    VIII. RECAPITALIZATION OR REORGANIZATION

No Effect on Right or Power. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's or any Affiliate's capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any Affiliate or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

Changes in the Common Stock. In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of Common Stock, the aggregate number of shares available for Awards under the Plan shall be appropriately adjusted to the extent, if any, determined by the Committee, whose determination shall be conclusive.

Stockholder Action. Any adjustment provided for in Subparagraph (b) above shall be subject to any required stockholder action.

No Adjustments unless Otherwise Provided. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted.

                   IX. AMENDMENT AND TERMINATION OF THE PLAN

         The Board in its discretion may terminate the Plan at any time with respect to any shares of Common Stock for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in the Plan may be made that would impair the rights of a Participant with respect to an Award theretofore granted without the consent of the Participant, and provided, further, that the Board may not, without approval of the stockholders of the Company, amend the Plan to increase the maximum aggregate number of shares that may be issued under the Plan or change the class of individuals eligible to receive Awards under the Plan.

                                X. MISCELLANEOUS

No Right To An Award. Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give an Employee, Consultant, or Director any right to a Restricted Stock Award, or any other rights hereunder except as may be evidenced by a Restricted Stock Agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the performance of its obligations under any Award.

No Employment/Membership  Rights Conferred.  Nothing contained in the Plan shall
(i) confer upon any Employee or Consultant any right with respect to continuation of employment or of a consulting or advisory relationship with the Company or any Affiliate or (ii) interfere in any way with the right of the Company or any Affiliate to terminate his or her employment or consulting or advisory relationship at any time. Nothing contained in the Plan shall confer upon any Director any right with respect to continuation of membership on the Board.

Other Laws; Withholding. The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules and regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules and regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Participant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

Restrictions on Transfer. An Award shall not be transferable otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, or
(iii) with the consent of the Committee.

Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada, without regard to conflicts of law principles thereof.

                                 FORM OF PROXY

Proxy - Gasco Energy, Inc.

Meeting Details

Proxy Solicited by Board of Directors for Annual Meeting - May 18, 2004

Charles B. Crowell and Richard S. Langdon, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Gasco Energy, Inc. to be held on May 18, 2004, 1:30 p.m., at Pikes Peak Room, Courtyard by Marriott, 8320 South Valley Highway Road, Englewood, CO 80112, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the nominees listed in Proposals 1 and 2, and FOR proposals 3 and 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Continued and to be voted on reverse side.)

Annual Meeting Proxy Card

A. Election of Directors.
1. The Board of Directors recommends a vote FOR the listed nominees.

                                             For                 Withhold
     01 Marc A. Bruner                       [ ]                   [ ]
     02 Charles B. Crowell                   [ ]                   [ ]
     03 Mark A. Erickson                     [ ]                   [ ]
     04 Richard J. Burgess                   [ ]                   [ ]
     05 Carmen J. (Tony) Lotito              [ ]                   [ ]
     06 Carl Stadelhofer                     [ ]                   [ ]
     07 John A. Schmit                       [ ]                   [ ]

Election of Preferred Stock Director (only holders of Series B Preferred Stock are entitled to vote) 2. The Board of Directors recommends a vote FOR the listed nominee.

                                             For               Withhold
     08 Richard S. Langdon                   [ ]                  [ ]

B. Proposals
The Board of Directors recommends a vote FOR the following proposals.

                                                              For       Withhold
3.  Proposal to ratify the appointment of Deloitte &          [ ]         [ ]
    Touche LLP as independent auditors of Gasco Energy, Inc.
    for the fiscal year ending December 31, 2004.


                                                              For       Withhold
4.  Proposal to approve the Gasco Energy, Inc. Amended &      [ ]         [ ]
    Restated 2003 Restricted Stock Plan.


C. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on the proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.



Signature 1 - Please keep     Signature 2 - Please keep        Date (mm/dd/yyyy)
signature within the box      signature within the box

-------------------------     ----------------------                --/--/--